Exhibit 10.1

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“Amendment”) is entered into, and dated for reference purposes, as of June 17, 2021 (the “Execution Date”) by and between RAF PACIFICA GROUP – REAL ESTATE FUND IV, LLC, a California limited liability company; APG HOLLYWOOD CENTER, LLC, a California limited liability company; and APG AIRPORT FREEWAY CENTER, LLC, a California limited liability company (collectively, “Lessor”), and INOGEN, INC., a Delaware corporation (“Lessee”), with reference to the following facts:

Recitals

A.Lessor and Lessee are the parties to that certain written lease which is comprised of the following (collectively, the “Existing Lease”): that certain written Standard Industrial/Commercial Single-Tenant Lease – Net, dated as of June 17, 2019 (the “Original Lease”), entered into by and between Lessor and Lessee for certain premises described therein (collectively, the “Premises”) and commonly known as 301 Coromar Drive, Goleta, CA, as more particularly described in the Existing Lease.

B.Lessor and Lessee desire to acknowledge the actual square footage of the Premises, as more particularly set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Scope of Amendment; Defined Terms. Except as expressly provided in this Amendment, the Existing Lease shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Existing Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. All capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Existing Lease unless the context clearly requires otherwise; provided, however, that the term “Lease” as used herein and, from and after the Execution Date, in the Existing Lease shall refer to the Existing Lease as modified by this Amendment.

2.Size of the Premises.  The parties acknowledge that, pursuant to Paragraph 56 of the Original Lease, Lessor has caused the Premises to be measured after completion of the Lessee Improvements and the actual size of the Premises, as calculated pursuant to the BOMA Standard set forth in such paragraph 56 of the Original Lease, is determined to be 50,532.23 rentable square feet. Notwithstanding anything to the contrary in the Original Lease, neither the Base Rent, the Security Deposit, nor any other amount, percentage or figure appearing in or referred to in the Original Lease shall be modified due to such determination.

3.Lessee’s Share. The Original Lease refers to “Lessee’s Share” at Paragraph 56 and “Lessee’s share” at Paragraph 60(d).  In recognition that the Premises consists of 100% of the Building, the parties acknowledge that the Lessee’s Share is 100%.

4.Effect of Headings; Recitals; Exhibits. The titles or headings of the various parts or sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment. Any and all Recitals set forth at the beginning of this Amendment are true and correct and constitute a part of this Amendment as if they had been set forth as covenants herein. Exhibits, schedules, plats and riders hereto which are referred to herein are a part of this Amendment.

5.Entire Agreement; Amendment. This Amendment taken together with the Existing Lease, together with all exhibits, schedules, riders and addenda to each, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Existing Lease, as so amended, and no provision of the Existing Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

6.Authority. Each party represents and warrants to the other that it has full authority and power to enter into and perform its obligations under this Amendment, that the person executing this Amendment is fully empowered to do so, and that no consent or authorization is necessary from any third party. Lessor may request that Lessee provide Lessor evidence of Lessee’s authority.

7.Counterparts. This Amendment may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Each counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it. The parties contemplate that they may be executing counterparts of this Amendment transmitted electronically and agree and intend that an electronic signature shall bind the party so signing with the same effect as though the signature were an original signature.

[Signatures are on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LESSOR:

RAF PACIFICA GROUP - REAL ESTATE FUND IV, LLC,

a California limited liability company

By: /s/ Steven C. Leonard      __________

Steven C. Leonard, Manager

APG HOLLYWOOD CENTER, LLC,

a California limited liability company

By:K Associates,

a California general partnership

Its: sole and Managing Member

By: /s/ Bonnie L. Fein_____________

Name: Bonnie L. Fein_____________

Its:  Managing General Partner

APG AIRPORT FREEWAY

CENTER, LLC,

a California limited liability company

By:K Associates,

a California general partnership

Its: sole and Managing Member

By: /s/ Bonnie L. Fein_______________

Name: Bonnie L. Fein_______________

Its:  Managing General Partner

LESSEE: INOGEN, INC., a Delaware corporation By: /s/ Nabil Shabshab_____________ Nabil Shabshab, President By: _/s/ Alison Bauerlein____________ Alison Bauerlein, CFO

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